Fees Summary	Nov. 25, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	179.53
Total Transaction Valuation	1,300,000.00
Total Offset Amount	179.53
Net Fee	$ 0.00